October 16, 2003

                        SUPPLEMENT TO THE PROSPECTUS FOR
                     PIONEER CORE EQUITY, DATED MAY 1, 2003

Effective December 11, 2003, the fund will change certain of its investment strategies and be renamed Pioneer Research Fund to reflect these changes. The fund will be managed by the equity research team at Pioneer Investment Management, Inc. ("Pioneer") and consist of securities from a broad range of market sectors that have received favorable rankings from the research team. The fund will continue to seek long-term capital growth and will seek to achieve the objective by investing in equity securities, using a value-oriented investment approach. The fund will no longer employ as principal strategies those strategies designed to minimize shareholder tax liability.

The following supplements the information presented in the prospectus:

BASIC INFORMATION ABOUT THE FUND

The following replaces the first two paragraphs in their entirety:

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer's research team. Pioneer's research team supports the portfolio management teams managing a wide range of Pioneer equity funds. In that role, the research team ranks a universe of large and mid cap issuers that are publicly traded in the U.S. and abroad. The fund seeks to benefit from this research effort by selecting securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is diversified and reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if either its ranking by the research team is reduced or the security price reaches a reasonable valuation.

Pioneer's research team evaluates a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, it employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. The focus is on the quality and price of individual issuers, not on economic sector or market-timing strategies. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team. Factors for selecting investments include:

o Favorable expected returns relative to perceived risk
o Above average potential for earnings and revenue growth
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

TAX MANAGEMENT STRATEGIES
The paragraph titled "Tax management strategies" is deleted in its entirety. The text box titled "Tax-managed investing" is deleted in its entirety.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The second and third paragraphs referencing tax management are deleted in their entirety.

MANAGEMENT

The following replaces the section titled "Portfolio management."

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of a team of analysts, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.





                                                                   14521-00-1003
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC